SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2026

Stewards, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-43473	88-0436017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 N. University Drive Suite D-105 Lauderhill, Florida	33351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1.516.419-5300

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 9, 2026, the Board of Directors of Stewards, Inc. (the “Company”) approved, and the holders of all issued and outstanding shares of the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), approved by written consent, an amendment to the Certificate of Designation of the Series A Preferred Stock filed with the Nevada Secretary of State on or about June 5, 2023, as previously amended on or about November 29, 2023 (as amended, the “Series A COD”).

On September 10, 2026, the Company filed a Certificate of Amendment to Designation After Issuance of Class or Series (the “COD Amendment”) with the Nevada Secretary of State. The COD Amendment became effective upon filing.

The COD Amendment amends Section 3(e) of the Series A COD to replace the 9.99% Maximum Percentage with 100% and to delete the last sentence of Section 3(e), which permitted a holder to increase or decrease the Maximum Percentage by written notice effective on the 61st day after notice. The remainder of Section 3(e) is unchanged, including the requirement that the Company may not waive Section 3(e) without the consent of holders of a majority of the Common Stock. The COD Amendment does not otherwise change the conversion rate, conversion timing, dividend, redemption, liquidation, or voting rights of the Series A Preferred Stock.

As of the date of this report, 71,250,000 shares of Series A Preferred Stock are issued and outstanding.

The foregoing description of the COD Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the COD Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 9, 2026, the holders of all 71,250,000 issued and outstanding shares of Series A Preferred Stock approved the COD Amendment by written consent in lieu of a meeting.

Matter	Shares of Series A Preferred Stock outstanding	Shares voting for	Shares voting against	Abstentions
Approval of the COD Amendment	71,250,000	71,250,000	0	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Designation After Issuance of Class or Series (Series A Preferred Stock), filed with the Nevada Secretary of State on September 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stewards, Inc.

/s/ Katuischia Murless

Katuischia Murless
Chief Financial Officer

Date September 14, 2026

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